                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.        MSD SBI, L.P.

Item                                Information

Name:                               MSD SBI, L.P.

Address:                            645 Fifth Avenue, 21st Floor,
                                    New York, New York 10022

Designated Filer:                   MSD Capital, L.P.

Date of Event Requiring             February 13, 2012
Statement (Month/Day/Year):

Issuer Name and Ticker or           ASBURY AUTOMOTIVE GROUP INC. [ABG]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:MSD Capital, L.P.
                                    Its:   General Partner

                                    By:    MSD Capital Management LLC
                                    Its:   General Partner

                                    By:/s/ Marc R. Lisker
                                           -------------------------------------
                                    Name:  Marc R. Lisker
                                    Title: Manager and General Counsel
                                    Date:  February 15, 2012

2.        MICHAEL S. DELL

Item                                Information

Name:                               Michael S. Dell

Address:                            c/o MSD Capital, L.P.,
                                    645 Fifth Avenue, 21st Floor,
                                    New York, New York 10022

Designated Filer:                   MSD Capital, L.P.

Date of Event Requiring             February 13, 2012
Statement (Month/Day/Year):

Issuer Name and Ticker or           ASBURY AUTOMOTIVE GROUP INC. [ABG]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:

                                    By:    /s/ Marc R. Lisker
                                           -------------------------------------
                                    Name:  Marc R. Lisker
                                    Title: Attorney-in-Fact
                                    Date:  February 15, 2012